UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 19, 2015

Date of Report (Date of earliest event reported)

WESTMORELAND COAL COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	001-11155	23-1128670
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9450 South Maroon Circle, Suite 200, Englewood, CO 80112

(Address of principal executive offices) (Zip code)

(855) 922-6463

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information, including information contained in Exhibits 99.1, 99.2 and 99.3, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

San Juan Financial Information

On July 1, 2015, Westmoreland Coal Company (the “Company”) announced that it had entered into an agreement with respect to the acquisition of all of the issued and outstanding capital stock of San Juan Coal Company and San Juan Transportation Corporation (the “San Juan Acquisition”). The parties’ obligation to complete the San Juan Acquisition is conditioned upon a number of conditions set forth in the related purchase agreement, including receipt of all required regulatory approvals. The Company expects to close the San Juan Acquisition on December 31, 2015. There can be no assurance that the San Juan Acquisition will be completed on the anticipated timeframe, or at all, or that any anticipated benefits of the San Juan Acquisition will be realized.

The Company is filing certain historical and pro forma financial information as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K, which information is incorporated by reference into this Item 7.01.

The pro forma financial statements and other information furnished herewith contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. These statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from results expressed or implied by the forward-looking statements. These risks include factors such as the uncertainty of the Company’s ability to complete the San Juan Acquisition, the uncertain nature of the expected benefits from the San Juan Acquisition, the Company’s ability to obtain financing for the San Juan Acquisition, risks associated with the integration of acquired assets, risks associated with the Company’s industry or the economy generally, and other such matters discussed in the “Risk Factors” section of the Company’s filings with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date of this report. Although the Company may from time to time voluntarily update its prior forward looking statements, it disclaims any commitment to do so except as required by securities laws.

Non-GAAP Financial Measures

The Company has included certain financial measures in this report, including the exhibits incorporated by reference, that are not calculated in accordance with generally accepted accounting principles in the United States, or GAAP, including EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA, in each case on a consolidated basis. EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA are supplemental measures of financial performance that are not required by, or presented in accordance with, GAAP. The Company defines EBITDA and Adjusted EBITDA as net income (loss) before the relevant items set forth in the EBITDA and Adjusted EBITDA reconciliation and pro forma Adjusted EBITDA as net income (loss) as adjusted. EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA are included in this report because they are key metrics used by management to assess the Company’s operating performance on a stand-alone basis and on a pro forma basis to reflect the San Juan Acquisition.

The Company believes EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA are useful to an investor in evaluating its operating performance because these measures:

•	are used widely by investors to measure a company’s operating performance without regard to items excluded from the calculation of such terms, which can vary substantially from company to company depending upon accounting methods and book value of assets, capital structure and the method by which assets were acquired, among other factors;

•	help investors to more meaningfully evaluate and compare the results of the Company’s operations from period to period by removing the effect of the Company’s capital structure and asset base from its operating results; and

•	help investors to more meaningfully evaluate the effect of the San Juan Acquisition on the Company’s operations.

None of EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA is a measure calculated in accordance with GAAP. The items excluded from EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA are significant in assessing the Company’s operating results. EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA have limitations as analytical tools, and should not be considered in isolation from, or as a substitute for, analysis of the Company’s results as reported under GAAP. For example, EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA:

•	do not reflect the Company’s cash expenditures, or future requirements for capital and major maintenance expenditures or contractual commitments;

•	do not reflect income tax expenses or the cash requirements necessary to pay income taxes;

•	do not reflect changes in, or cash requirements for, the Company’s working capital needs; and

•	do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on certain of the Company’s debt obligations.

In addition, although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA do not reflect any cash requirements for such replacements. Other companies in the Company’s industry and in other industries may calculate EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA differently from the way that the Company does, limiting their usefulness as comparative measures. Because of these limitations, EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA should not be considered as measures of discretionary cash available to the Company to invest in the growth of its business. The Company compensates for these limitations by relying primarily on its GAAP results and using EBITDA, Adjusted EBITDA and pro forma Adjusted EBITDA only as supplemental data.

San Juan Coal Supply Agreement

Regulation S-X requires that the Company prepare its pro forma presentation with respect to the San Juan Acquisition using historical San Juan financial information. However, it is important to note that, in connection with the closing of the San Juan Acquisition, we are entering into a coal supply agreement (the “New CSA”) that replaces the existing coal supply agreement reflected in the pro forma presentation (the “Historical CSA”). The pricing terms of the New CSA are significantly less favorable to the Company than the pricing terms of the Historical CSA. The Company’s management estimates that the Company’s pro forma Adjusted EBITDA would have been approximately $20.5 million less than it would have been using the pricing terms of the Historical CSA for the twelve months ended September 30, 2015, which estimate also reflects future non-recurring charges that the Company’s management expects to result from the San Juan Acquisition, including potential costs or savings related to the integration of the San Juan Mine and its related operations, such as investments in environmental, health and safety matters, and does not consider potential impact of current market conditions on revenues or expense efficiencies. This estimate has been prepared solely by the Company’s management for illustrative purposes.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Audited Financial Statements of San Juan Coal Company and Affiliate for the year ended December 31, 2014

99.2	Unaudited Financial Statements of San Juan Coal Company and Affiliate for the three and nine months ended September 30, 2015

99.3	Unaudited Pro Forma Condensed Combined Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: November 19, 2015	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton
SVP, Chief Administrative Officer and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Audited Financial Statements of San Juan Coal Company and Affiliate for the year ended December 31, 2014

99.2	Unaudited Financial Statements of San Juan Coal Company and Affiliate for the three and nine months ended September 30, 2015

99.3	Unaudited Pro Forma Condensed Combined Financial Information